Exhibit 10.1

Apptigo International, Inc.

GRANT OF STOCK OPTION

This Grant of Stock Option is hereby offered to Optionee with respect to the following option grant (the “Option”) to purchase shares of the Common Stock of Apptigo International, Inc. (the “Corporation”):

Optionee: ____________________________________________

Grant Date: ____________________________________________

Exercise Price: $____ per share

Number of Option Shares: ____ shares

Expiration Date: ________________________________________

Type of Option: _____ Non-Statutory

                           _____ Incentive Stock Option

                           _____ Restricted Stock Unit

Date Exercisable: ________________________________________

Vesting Schedule: _______________________________________

_____________________________________________________

Special Terms or Conditions: ______________________________

_____________________________________________________

_____________________________________________________

Optionee understands and agrees that the Option is granted subject to and in accordance with the terms of the Apptigo International, Inc. 2014 Stock Incentive Plan, (the “Plan”). Optionee further agrees to be bound by the terms of the Plan, a copy of which is attached hereto as Exhibit A and incorporated herein. Optionee hereby acknowledges receipt of a copy of the Plan. All capitalized terms in this Grant form shall have the meaning assigned to them in this form or in the attached Plan.

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Assuming that you are in agreement with the terms of this Grant of Stock Option, please sign your name in the space indicated below.

Apptigo International, Inc.

______________________________

By: ___________________________

Title: __________________________

AGREED:

_______________________________

Optionee’s Signature

Address: ________________________

_______________________________

Exhibit A     2014 Stock Incentive Plan

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